Summary Prospectus	June 28, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.empirebuilderfund.com. You can also get this information at no cost by calling 1-800-847-5886 or by sending an e-mail request to info@empirebuilderfund.com. The current Prospectus and Statement of Additional Information dated June 28, 2010 are incorporated by reference into this Summary Prospectus.

Investment Goal

To seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes to be consistent with the preservation of capital.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Example

Use this Example to compare fees and expenses with those of other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•   $10,000 investment;

•   5% annual return;

•   redemption at the end of each period; and

•   no changes in the Fund’s operating expenses as set forth above.

Because this Example is hypothetical and for comparison only, your actual costs may be different.

Shareholder Fees (fees paid directly from your investment)	Premier Class	Builder Class		1 Year	3 Years	5 Years	10 Years
Maximum Sales Charge (Load) Imposed on Purchases	None	None	Premier Class	$ 123	$ 384	$ 665	$1,466
Exchange Fee	$5.00*	None	Builder Class	$ 144	$ 446	$ 771	$1,691

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)	Premier Class	Builder Class
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.24% of the average value of its portfolio.

Management Fees	0.40%	0.40%
Other Expenses	0.81%	1.01%
Total Annual Fund Operating Expenses	1.21%	1.41%
*Charged on exchanges from Premier Class to Builder Class.

The Empire Builder Tax Free Bond Fund

Principal Investment Strategies

The Fund invests principally in New York Tax Exempt Bonds. New York Tax Exempt Bonds are debt obligations issued by the State of New York and its political subdivisions or certain other governmental authorities, such as U.S. possessions like Puerto Rico, Guam, and the Virgin Islands, the interest from which is exempt from federal income tax (but not, in some cases, from the alternative minimum tax) and New York State and City personal income taxes.

Under normal market conditions, at least 90% of the Fund’s income distributions will be exempt from federal income tax, and New York State and City personal income taxes, including the alternative minimum tax.

Credit Strategy. The Fund will only purchase New York Tax Exempt Bonds which are of investment grade quality at the time of purchase. Also, no more than 50% of the Fund’s assets will be invested in New York Tax Exempt Bonds which are of a quality reflected in the lowest investment grade rating. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio manager considers the retention advisable. Although some of the New York Tax Exempt Bonds in which the Fund may invest may not be rated, they will be of investment grade quality in the Adviser’s opinion.

Maturity Strategy. The Fund will vary its maturity strategy depending on market conditions. However, its average maturity is generally expected to be between 3 and 20 years under normal market conditions.

Principal Risks of Investing in the Fund

The value of the Fund’s investments will fluctuate with market conditions, and, therefore, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments. The Fund may or may not achieve its investment goal.

Market Risk. Securities may decline in value due to factors affecting the securities markets in general or particular issuers or groups of issuers represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or expenses, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to state- or region-specific factors.
Nondiversification/New York Concentration Risk. The value of the Fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities. Also, the performance of the Fund is likely to be affected by factors pertaining to the New York economy and to New York governmental entities in particular. Adverse changes in the New York economy or adverse tax, legislative or political changes affecting New York may negatively impact the Fund’s performance. The economic condition and finances of the State, City and other municipalities of New York are closely related and have been impacted by the current economic downturn. New York relies on the finance, banking and insurance industries (which may have suffered more than other industries in the recent downturn) for a large part of its revenues, and could thus be more affected by the downturn than certain other states. Therefore, Fund shares could fluctuate in value more than shares of a national municipal portfolio.

Interest Rate Risk. When interest rates rise, the value of bonds like those held by the Fund generally falls.

Credit Risk. The issuer of a debt security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. The issuers of municipal securities, including many issuers of New York Tax-Exempt Bonds, have been under stress relating to recent disruptions in the credit markets and the economy generally. These disruptions could have a significant negative effect on an issuer’s ability to make payments of principal and/or interest.

Liquidity Risk. Liquidity risk is the risk that a debt security can not be sold at an advantageous time or price. If a debt security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain debt securities may become illiquid under adverse market or economic conditions, independent of any specific adverse change in the condition of a particular issuer.

Tax Risk. Adverse tax developments could change the way the Fund’s income distributions are treated for income tax purposes and reduce the number of municipal securities available for purchase by the Fund.

Management Risk. There is no assurance that the Adviser’s method of security selection will be successful, which may cause the Fund to underperform relative to other mutual funds that have similar investment strategies. Because the Fund seeks to preserve capital, it may invest a smaller portion of its assets in lower-rated bonds than other New York municipal bond funds. This may cause the Fund’s yield and total return to be significantly lower than other New York municipal bond funds.

Performance Information

The following information is intended to help you understand the risks in investing in the Fund and illustrates the changes in the performance of the Fund from year to year. The table compares the Fund’s performance over time to that of a broad measure of market performance. The table also shows after-tax returns for Builder Class shares, which differ from the returns for Premier Class shares because of differences in their expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may under certain circumstances exceed the return before taxes because of a tax benefit that arises from the realization of a capital loss on a sale of Fund shares. Past performance (before and after taxes) is not an indication of future performance. Updated performance information, including the Fund’s yield, is available by calling 1-800-847-5886.
Performance Table Average Annual Total Returns (For periods ended December 31, 2009)
	1 Year	5 Years	10 Years
Premier Class – Return Before Taxes	6.09%	2.94%	4.72%
Builder Class – Return Before Taxes	5.86%	2.76%	4.49%
Builder Class – Return After Taxes on Distributions	5.82%	2.68%	4.32%
Builder Class – Return After Taxes on Distributions and Sale of Shares	4.68%	2.72%	4.24%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

Annual Calendar Year Total Returns for Builder Class Shares

Best quarter: 5.81% for the quarter ended December 31, 2000
Worst quarter: -1.51% for the quarter ended June 30, 2004

As of March 31, 2010, the year-to-date total returns (before taxes) were 0.61% for Premier Class shares and 0.56% for Builder Class shares.

Investment Adviser

Glickenhaus & Co. (“Glickenhaus” or the “Adviser”) is the investment adviser for the Fund.

Portfolio Manager

James R. Vaccacio, Portfolio Manager, is primarily responsible for the day-to-day management of the Fund’s portfolio. He assumed responsibility for managing the Fund’s portfolio in 1988.

Purchasing and Selling Fund Shares

You may purchase or redeem Fund shares on any business day by mail (The Empire Builder Tax Free Bond Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707), wire transfer, or telephone at 1-800-847-5886. Investors who wish to purchase, exchange or redeem Fund shares through a participating dealer should contact the dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although the Fund may waive the minimums in some cases. The minimum initial and subsequent amounts do not apply to automatic investments into the Fund of distributions from the Empire State Municipal Exempt Trust and Empire Guaranteed Series-unit investment trusts sponsored by the Adviser. In order to invest under the Automatic Investment Plan, you must have an initial minimum investment ($20,000 for Premier class and $1,000 for Builder class). The minimum Automatic Investment Plan amounts apply to subsequent investments.

Tax Information

The Fund’s distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends and will generally be taxable to you as ordinary income or capital gains, and gains from a redemption or sale of Fund shares will generally be taxable, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. An investment in the Fund may not be a suitable investment if you are investing through a tax-deferred arrangement; contact your tax advisor to determine the suitability of such an investment in the Fund.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Account Type	Minimum Initial Investment	Minimum Subsequent Investment/ Automatic Investment Plan
Premier Class	$20,000	$100
Builder Class	$1,000	$100

4